Exhibit 77(q)(1)


                                    EXHIBITS

(a) Form of Certificate of Amendment to the Registrant's Declaration of Trust - filed as an exhibit to Post-Effective Amendment No. 34 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.